AMENDMENT NO. 5

     AMENDMENT NO. 5 AND WAIVER dated as of June 14, 1995 between COMCAST CELLULAR COMMUNICATIONS, INC., a Delaware corporation (the "Company"), the BANKS (as such term is defined below) party hereto and THE TORONTO-DOMINION BANK TRUST COMPANY, as administrative agent (the "Administrative Agent").

     The Company, certain lenders (the "Banks"), certain Co-Agents, The Chase Manhattan Bank (National Association) as Collateral Agent and the Administrative Agent are party to a Credit Agreement dated as of March 4, 1992 (as amended, supplemented and otherwise modified and in effect to but excluding the date hereof (except as otherwise specified herein), the "Credit Agreement").

     In order to facilitate certain improvements to assets used in its Cellular Systems, the Company has requested the Banks to amend the Credit Agreement to exclude from the definition of Fixed Charges set forth therein those capital expenditures made or to be made in connection with the proposed improvements. In addition, the Company has requested the Banks to discontinue the requirement that the Company maintain any Interest Rate Protection Agreements at such times as the Debt to Cash Flow Ratio is less than or equal to 4.5 to 1.0. The Banks are agreeable to all such amendments and related modifications to the Credit Agreement on the terms and conditions set forth below.

     Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     Section 2. Amendments. Subject to the satisfaction of the conditions to effectiveness specified in Section 3 hereof, the Credit Agreement shall be amended as follows:

          (a) Section 1.01 of the Credit Agreement shall be amended by inserting the following new definitions in their appropriate alphabetical location:

               "Amendment No. 5" shall mean Amendment No. 5 dated as of June 14, 1995 between the Company, the Banks party thereto and the Administrative Agent.

               "AT&T Switchout Capital Expenditures" shall mean Capital Expenditures relating to the replacement of


                                Amendment No. 5


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                                      -2-

          Motorola network equipment with AT&T network equipment in an aggregate amount not to exceed $100,000,000.00.

          (b) The definition of "Fixed Charges" set forth in Section 1.01 of the Credit Agreement shall be amended by inserting the words "and other than AT&T Switchout Capital Expenditures" after the words "Closing Date" in the parenthetical phrase in clause (c) thereof.

          (c) Section 8.19 of the Credit Agreement shall be amended by deleting the period at the end thereof and adding the following in its place:

               provided, however, that the Company shall not be obligated to maintain any Interest Rate Protection Agreements at any time that the Debt to Cash Flow Ratio is less than or equal to 4.5 to 1.0.

     Section 3. Conditions to Effectiveness. The amendments to the Credit Agreement set forth in Section 2 hereof shall be deemed effective as of March 31, 1995, upon:

          (a) The receipt by the Administrative Agent of this Amendment, duly executed and delivered by the Company, the Majority Banks and the Administrative Agent; and

          (b) The confirmation of each Obligor other than the Company, after giving effect to the amendment of the Credit Agreement contemplated by this Amendment, of its obligations under each of the Basic Documents to which it is a party, effected by signing on the line provided for such Obligor on the Consent of the Obligors attached hereto.

     Section 4. Waiver. By executing this Amendment, the Administrative Agent and the Banks hereby waive (i) any Default that exists, or existed at the end of the first quarter of 1995, with respect to the Fixed Charges Coverage Ratio test set forth in Section 8.10(c) of the Credit Agreement to the extent that such Default would not exist, or would not have existed, if the Fixed Charges Coverage Ratio were calculated in a manner consistent with this Amendment, (ii) any default that exists, or existed at any time, with respect to the failure of the Company to maintain any Interest Rate Protection Agreements to the extent that such Default would not exist, or would not have existed, if the provisions of Section 8.19 of the Credit Agreement had, at the time of such Default, been modified as set forth in this Amendment, and (iii) any Default that exists, or existed at any time, with respect to the notice requirements set forth in
Section 8.01(f) of the Credit Agreement to the extent that the Default giving rise to such notice requirement either (x) relates to the timely delivery of financial statements, certificates or other information respecting the first fiscal quarter of 1995 and has been, or will be, satisfied within the grace period provided by Section 9.01 of the Credit Agreement or (y) is otherwise a Default waived hereunder.

                                Amendment No. 5

     Section 5. Representations and Warranties. The Company represents and warrants to the Banks and the Administrative Agent that, after giving effect to this Amendment No. 5 and Waiver, no Default will have occurred and be continuing.

     Section 6. Documents Otherwise Unchanged. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement and words of similar import therein and other Basic Documents shall be a reference to the Credit Agreement as modified hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

     Section 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

     Section 8. Expenses. Without limiting its obligations under Section 11.03 of the Credit Agreement, the Company agrees to pay, on demand, all reasonable out-of-pocket costs and expenses of each of the Administrative Agent and the Collateral Agent (including the fees and disbursements of Milbank, Tweed, Hadley & McCloy, Special New York counsel to the Banks) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

     Section 9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                              COMCAST CELLULAR
                                              COMMUNICATIONS, INC.

                                              By: /s/ Christine K. Van Horne
                                                  ------------------------
                                                  Title: Treasurer


                                Amendment No. 5

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                                      -4-

                                                  THE TORONTO-DOMINION
                                                  BANK TRUST COMPANY
                                                  as Administrative Agent
                                                  By:/s/ Martha Gariepy
                                                     --------------------------
                                                     Title: VP

                                                  THE TORONTO-DOMINION BANK
                                                  By: /s/ Sophia D. Sgarbi
                                                     --------------------------
                                                     Title: Mgr. Syndications &
                                                            Credit Admin.

                                                  THE BANK OF NOVA SCOTIA
                                                  By:/s/ Claudia Schifos
                                                     --------------------------
                                                     Title:

                                                  THE BANK OF NEW YORK
                                                  By:/s/ James Whittaker
                                                     --------------------------
                                                     Title: AVP

                                                  BARCLAYS BANK PLC
                                                  By:/s/ John B. Alter
                                                     --------------------------
                                                     Title: Associate Director

                                                  THE CHASE MANHATTAN BANK
                                                  (NATIONAL ASSOCIATION)
                                                  By:/s/ John White
                                                     --------------------------
                                                     Title: VP

                                                  CIBC, INC.
                                                  By:/s/ Deborah Streck
                                                     --------------------------
                                                     Title:


                                Amendment No. 5


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                                      -5-

                                                  BANK OF MONTREAL
                                                  By: /s/ Gretchen Shugart
                                                     --------------------------
                                                      Title: Director

                                                  CITIBANK, N.A.
                                                  By:/s/ Eric Huttner
                                                     As Attorney-In-Fact
                                                     --------------------------
                                                     Title: Vice President

                                                  THE FIRST NATIONAL BANK OF
                                                  BOSTON
                                                  By:
                                                     --------------------------
                                                     Title:

                                                  THE INDUSTRIAL BANK OF JAPAN,
                                                  LTD.
                                                  By: /s Jeffrey Co1e
                                                     --------------------------
                                                    Title: Senior Vice President

                                                  PNC BANK, NATIONAL ASSOCIATION
                                                  By: /s/ Marlene S. Dooner
                                                     --------------------------
                                                      Title: Vice President

                                                  CORESTATES BANK, N.A.
                                                  By:/s/ Elizabeth Elmore
                                                     --------------------------
                                                     Title: Vice President





                                Amendment No. 5

                                                  CREDIT LYONNAIS CAYMAN ISLAND
                                                  BRANCH
                                                  By: /s/ M. Bernadette Collins
                                                     --------------------------
                                                      Title: VP

                                                  FIRST NATIONAL BANK OF
                                                  MARYLAND
                                                  By: /s/ Timothy A. Knabe
                                                     --------------------------
                                                      Title: VP

                                                  MORGAN GUARANTY TRUST COMPANY
                                                  OF NEW YORK
                                                  By: /s/ Eugenia Wilds
                                                     --------------------------
                                                      Title: Vice President

                                                  NATIONSBANK OF TEXAS, N.A.
                                                  By: /s/ Thomas Carter
                                                     --------------------------
                                                      Title: SVP

                                                  ROYAL BANK OF CANADA
                                                  By: /s/ John P. Page
                                                     --------------------------
                                                     Title: Senior Manager

                                                  SHAWMUT BANK CONNECTICUT,
                                                  NATIONAL ASSOCIATION
                                                  By:
                                                     --------------------------
                                                      Title:


                                Amendment No. 5

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                                      -7-

                                                  THE SUMITOMO BANK, LTD.
                                                  By:/s/ Hiroyuki Iwami
                                                     --------------------------
                                                    Title: Joint Central Manager

                                                  BANK OF HAWAII
                                                  By: /s/ Elizabeth O. Maclean
                                                     --------------------------
                                                      Title: Vice President

                                                  THE BANK OF IRELAND
                                                  By:/s/ Stephanie Linker
                                                     --------------------------
                                                     Title: AVP

                                                  MTBC FINANCE, INC.
                                                  By:/s/ Yasushi Satomi
                                                     --------------------------
                                                     Title: Managing Director

                                                  YASUDA TRUST - NEW YORK BRANCH
                                                  By:/s/ Neil Chau
                                                     --------------------------
                                                     Title: FVP

                                                  BANK OF TOKYO
                                                  By: /s/ Charles Poer
                                                     --------------------------
                                                      Title: Vice President





                                Amendment No. 5






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                                      -8-

                            Confirmation by Obligors

     EACH OBLIGOR OTHER THAN THE COMPANY HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT AND WORDS OF SIMILAR IMPORT IN EACH BASIC DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT) TO WHICH SUCH OBLIGOR IS PARTY SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND ALL PRIOR AMENDMENTS AND (2) CONFIRMS ITS OBLIGATIONS UNDER EACH BASIC DOCUMENT TO WHICH IT IS PARTY AFTER GIVING EFFECT TO THE AMENDMENT OF THE CREDIT AGREEMENT BY THIS AMENDMENT AND ALL PRIOR AMENDMENTS:

COMCAST CELLULAR CORPORATION

By: /s/ Christine K. Van Horne
    ------------------------------
      Title: Treasurer


COMCAST CORPORATION

By: /s/ John R. Alchin
    ------------------------------
    Title: SVP & Treasurer


                                Amendment No. 5